SECURITY LARGE CAP VALUE FUND
FILE NO. 811-0487
CIK NO. 0000088565

EX-99.77Q1(b)

Prospectus  Supplement  for  changes to  Security  Large Cap Value  relating  to investment objectives and strategies.

Incorporated  herein by  reference  to the  Registrant's  497(e)  Post-Effective
Amendment No. 92 to Registration Statement 2-12187 filed October 11, 2002.